Exhibit 99.1

Marblegate Acquisition Corp. Announces Confidential Submission of Form S-4

Registration Statement Related to Proposed Business Combination

NEW YORK, June 15, 2023 – Marblegate Acquisition Corp. (NASDAQ: GATE) (“GATE”), a blank check company formed for the purpose of effecting a business combination, today announced the confidential submission with the U.S. Securities and Exchange Commission (“SEC”) of a draft registration statement on Form S-4 (the “Registration Statement”) relating to its previously announced proposed business combination with DePalma Acquisition I, LLC and DePalma Acquisition II, LLC (collectively “DePalma”), market leaders in providing specialized financing solutions to the regulated mobility sector, with a geographic focus on the NYC taxi market.

The transaction is expected to close in Q3 2023, subject to, among other things, SEC review, approval of GATE shareholders and regulatory approvals, and the satisfaction of other customary closing conditions.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the proposed business combination between GATE and DePalma, the estimated or anticipated future results and benefits of the combined company following the proposed business combination, including the likelihood and ability of the parties to successfully consummate the proposed business combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of GATE’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GATE and DePalma. These statements are subject to a number of risks and uncertainties regarding GATE’s businesses and the proposed business combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the proposed business combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the proposed business combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the proposed business combination; the risk that the approval of the stockholders of GATE for the potential transaction is not obtained; failure to realize the anticipated benefits of the proposed business combination, including as a result of a delay in consummating the potential transaction; the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by GATE’s stockholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the proposed business combination; costs related to the proposed business combination; and those factors discussed in GATE’s filings with the SEC, including the initial public offering prospectus, which was filed with the SEC on October 4, 2021, in GATEs Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in GATE’s Quarterly Report on Form 10-Q for the period ended March 31, 2023, and other filings with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that GATE presently does not know or that GATE currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide GATE’s expectations, plans or forecasts of future events and views as of the date of this communication. GATE anticipates that subsequent events and developments will cause GATE’s assessments to change. However, while GATE may elect to update these forward-looking statements at some point in the future, GATE specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing GATE’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Additional Information and Where to Find It

In connection with the proposed business combination, an affiliate of GATE has submitted the Registration Statement with the SEC, which includes a preliminary prospectus and preliminary proxy statement. GATE will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that GATE will send to its stockholders in connection with the proposed business combination. Investors and security holders of GATE are advised to read, when available, the proxy statement/prospectus in connection with GATE’s solicitation of proxies for its special meeting of stockholders to be held to approve the proposed business combination (and related matters) because the proxy statement/prospectus will contain important information about the proposed business combination and the parties to the proposed business combination. The definitive proxy statement/final prospectus will be mailed to stockholders of GATE as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website http://www.sec.gov or by directing a request to Marblegate Acquisition Corp. at its principal executive offices at 411 Theodore Fremd Avenue, Suite 206S, Rye, New York 10580.

Participants in the Solicitation

GATE, DePalma and their respective directors, executive officers, other members of management, and employees, as applicable, under SEC rules, may be deemed to be participants in the solicitation of proxies of GATE’s stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names and interests in the proposed business combination of GATE’s directors and officers in GATE’s filings with the SEC including the Registration Statement that has been submitted to the SEC by GATE, once finalized, which will include the proxy statement of GATE for the proposed business combination.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of GATE or the combined company, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Contact:

Marblegate Asset Management

(203) 413-6940

ir@marblegate.com